SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2012

AmeriCredit Automobile Receivables Trust 2012-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-170231-05	45-6703140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2012-1 (the “Issuing Entity”), to issue $204,900,000 Class A-1 0.44685% Asset Backed Notes (the “Class A-1 Notes”), $366,700,000 Class A-2 0.91% Asset Backed Notes (the “Class A-2 Notes”), $137,159,000 Class A-3 1.23% Asset Backed Notes (the “Class A-3 Notes”), $76,923,000 Class B 1.73% Asset Backed Notes (the “Class B Notes”), $95,492,000 Class C 2.67% Asset Backed Notes (the “Class C Notes”), $93,900,000 Class D 4.72% Asset Backed Notes (the “Class D Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), and $24,926,000 Class E 5.94% Asset Backed Notes and an Asset Backed Certificate (the “Certificate”), on February 8, 2012 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of January 18, 2012, as amended and restated as of February 2, 2012 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of February 2, 2012 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent.

The Publicly Offered Notes were sold to Barclays Capital Inc. (“Barclays”), J.P. Morgan Securities LLC (“J.P. Morgan”), Deutsche Bank Securities Inc. (“Deutsche” and collectively with Barclays and J.P. Morgan, the “Representatives”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Morgan Stanley & Co. LLC (“Morgan Stanley”), RBS Securities Inc.(“RBS”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and collectively with the Representatives, Credit Suisse, Morgan Stanley and RBS, the “Underwriters”) pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of January 31, 2012 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of February 2, 2012 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of February 2, 2012 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as

Exhibit 10.2, dated as of February 2, 2012 (the “Custodian Agreement”), among AmeriCredit and Wells Fargo. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.3, dated as of February 2, 2012 (the “Lockbox Account Agreement”), among Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and TransCentra, Inc. (“TransCentra”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.4, dated February 2, 2012 (the “Lockbox Processing Agreement”), among Wells Fargo, as Trustee, AmeriCredit and Regulus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of January 31, 2012, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on February 2, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).

4.1 Indenture, dated as of February 2, 2012, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of February 2, 2012, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of February 2, 2012, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on February 8, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-043, which is incorporated by reference herein).

8.1 Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on February 8, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-04, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of February 2, 2012, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Custodian Agreement, dated as of February 2, 2012, between AmeriCredit, as Custodian and Wells Fargo.

10.3 Lockbox Account Agreement, dated as of February 2, 2012, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.4 Lockbox Processing Agreement, dated February 2, 2012, among AmeriCredit, Wells Fargo, as Trustee and TransCentra, Inc., as Processor.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

99.1 Statistical information for the receivables dated as of February 2, 2012 (see Exhibit 99.1 to Form 8-K filed on February 6, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2012-1

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ J. Michael May
Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: February 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 31, 2012, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Barclays Capital Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as Representatives of the Underwriters (see Exhibit 1.1 to Form 8-K filed on February 2, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).

4.1	Indenture, dated as of February 2, 2012, between AmeriCredit Automobile Receivables Trust 2012-1, as Issuing Entity, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of February 2, 2012, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of February 2, 2012, among AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 8.1 to Form 8-K filed on February 8, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on February 8, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of February 2, 2012, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Custodian Agreement, dated as of February 2, 2012, between AmeriCredit Financial Services, Inc., as Custodian, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.3	Lockbox Account Agreement, dated as of February 2, 2012, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.4	Lockbox Processing Agreement, dated as of February 2, 2012, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and TransCentra, Inc., as Processor.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

99.1	Statistical information for the receivables dated as of February 2, 2012 (see Exhibit 99.1 to Form 8-K filed on February 6, 2012, in connection with Registration Statement Nos. 333-170231 and 333-170231-05, which is incorporated by reference herein).